AVONDALE PARTNERS JANUARY 31 - FEBRUARY 1, 2005 RailAmerica, Inc. New England Central Railroad

Forward Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, tax benefits/credits, foreign currency risks, weather, failure to complete proposed acquisitions, failure to successfully integrate acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as the Company's Form 10-K, 10-Q, and 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. The forecasts included in this presentation represent RailAmerica's estimate of its anticipated results of operations. The forecasts prepared by RailAmerica's management are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Corporate Review Charlie Swinburn Chief Executive Officer San Luis & Rio Grande Railroad San Luis & Rio Grande Railroad

Company Overview A leading short line and regional rail service provider Successful record of acquiring and integrating railroads Over last 11 years completed 28 acquisitions, including 61 railroads, totaling over $700 million in aggregate purchase price Presently own/lease 44 railroads operating approximately 8,900 miles in the United States and Canada 1,860 employees 1.2 million carloads in 2004

RailAmerica Operations 26 States / 6 Canadian Provinces 2 Corridors 8 Regions 8,900 Miles 500 Locomotives and 8,000 Railcars Geographic and Commodity Diversity Hawaii Western Corridor Eastern Corridor

Diversified Operations 2004 Geographic Revenue 2004 Commodities (Carloads) Significant diversification by geographic revenue and commodity carloads U.S. Southwest U.S. Northwest U.S. Central U.S. Midwest U.S. Southeast U.S. Northeast Canada - Eastern Canada - Western East 0.094 0.12 0.16 0.2 0.15 0.11 0.13 0.06

Safety Record FRA INJURY FREQUENCY RATE 1999 TO 2004 *Reportable injuries per 200,000 man-hours worked. Source AAR/ASLRRA

2004 Significant Events January 26, 2004 - Acquired Central Michigan Railway February 2, 2004 - Sold 55% equity interest in Chilean railroad, Ferronor August 1, 2004 - Closed on lease of Chicago, Fort Wayne & Eastern Railroad from CSX August 31, 2004 - Closed sale of Freight Australia for $204 million September 29, 2004 - Repurchased $126 million (97%) of $130 million of 12 7/8 Senior Subordinated Notes - callable in August 2005 September 29, 2004 - Refinanced senior credit facility Extended term for 2 years Reduced margin rate on senior debt by 50 basis points October 15, 2004 - Acquired Midland Subdivision from CSX Cincinnati to Columbus, OH December 8, 2004 - Completed sale of Arizona Eastern Railway and West Texas & Lubbock Railroad

2005 Priorities Provide superior customer service Maintain a safe and rewarding work environment Lever the strengths of our personnel Increase shareholder value

Revenue Growth Goal Revenue Growth - Targeting 10% per year Targeting 5% average organic revenue growth per year Economic growth Service initiatives for existing customers New customers on current railroads Pricing and fuel surcharges Distribution services Targeting 5% acquisition growth per year Potential sources of acquisitions Class I branch line sales Short line holding companies Independent short line operators Industrial railroads

2005 Target Revenue Growth Total Revenue Growth $ In millions $425 - $435 2004 Acquisitions 3% to 4% 8% to 10% Rate Increases Commodity Mix 3% to 4% Fuel Surcharges 1% "Same RR" Carloads 1% to 2% 5% to 7% "Same Store" Revenue Growth Total 2005 Forecast Revenue

Strategic Direction Divested non-North American operations Focus on North America - safe and profitable operations Continue balance sheet improvement Working capital Capital structure Continue to grow organically and through profitable acquisitions Employee development Training Succession planning

Acquisition Strategy Purchase Selectively - two types of purchases Purchases that complement existing railroads / regions Management economies Operating efficiencies Strategic advantage Purchases of freestanding railroads Opportunity for profit improvement Opportunities for commercial growth Opportunities for operational improvements/efficiencies Reasonable capital requirements Implement Intelligently Integrate into existing operating structure Take advantage of economies of scale Develop new business Provide better service to existing customers

Economies of Scale Local Management Regional and National Support Regional Level Services - 8 Regions Safety Engineering Mechanical Marketing & Sales Dispatching Customer service Corporate Level Services Accounting / Treasury / Payroll Human Resources Information Systems Purchasing Legal / Contract Management Marketing strategy Railroad Level Day-to-day operations Customer sales and service Track maintenance Profit and loss responsibility

Financial Review Michael Howe Executive Vice President Chief Financial Officer Ottawa Valley Railway Ottawa Valley Railway

Financial Highlights Consolidated Income Statement Q3 2004 Q3 2003 YTD 2004 YTD 2003 Operating Revenue $ 100 $ 90 $ 292 $ 260 Depreciation &Amortization $ 8 $ 6 $ 21 $ 18 Capital expenditures $ 15 $ 14 $ 43 $ 40 Operating Income* $ 16 $ 20 $ 49 $ 56 Income from continuing operations* $ 5 $ 7 $ 15 $ 19 Diluted earnings per common share from continuing operations* $ 0.14 $ 0.21 $ 0.44 $ 0.59 Weighted avg. common shares- Diluted 36,328 34,283 34,342 34,166 Operating Ratio 84.0% 77.3% 83.2% 78.6% $ millions, except per share data Share data in thousands Three months ended September 30 Nine months ended September 30 For the 3 and 9 months ended 9/30/04: Excludes $12.6 million pre-tax charge, $8.7 million net-of-tax, or $0.24 per diluted share for impairment of E&N Railway. Excludes $39.5 million ($20 million non-cash) charge, $26.9 million net-of-tax, or $0.74 per diluted share for refinancing expense. Additionally, for the 9 months ended 9/30/04: Excludes a $6.7 million charge, $5.6 million net-of-tax, or $0.16 per diluted share for the former CEO's retirement.

Financial Highlights Consolidated Balance Sheet Summary ($ millions) September 30, 2004 December 31, 2003 Cash $ 11 $ 14 Total assets $ 992 $1,232 Long-term debt $ 371 $ 390 Subordinated debt $ 4 $ 143 Stockholders' Equity $ 365 $ 372 Net Debt/Total Capitalization 50.0% 58.3%

Sale of Freight Australia and Use of Proceeds Completed $204 million sale on August 31, 2004 Pre-tax gain of $21 million and after-tax gain of $2 million Completed repurchase of $126 million of senior sub notes with coupon of 12 7/8%, and paid down $48 million of senior debt Refinanced senior credit facility Extended Debt and Revolver term by two years Reduced margin rate by 50 bps Refinancing should reduce annual interest payments by $20 million

2005 Financial Outlook

Estimates as of January 20, 2005

- **Revenue ~ $425 - $435 million**
- **Operating income ~ $64 - $70 million**
  - Consolidated operating ratio of 84% – 85%
  - Depreciation of ~ $30 million
- **Interest expense ~ $18 - $20 million**
- **Income from continuing operations ~ $37 - $40 million**
- **EPS from continuing operations ~ $0.94 - $1.02**
  - EPS includes ~ 1¢ charge for expensing of stock options and 1¢ for anticipated bond redemption
- **Capital expenditures ~ $58 million + project investments**
- **Free cash flow* ~ $15 to $20 million**

***Free cash flow is defined as operating income plus depreciation and amortization and the net book value portion of asset sales less capital expenditures (excluding project capital expenditures invested to earn a targeted return on investment), cash interest and cash taxes.**

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2005 Key Assumptions Total revenue growth ~ 8% - 10% "Same railroad" revenue growth ~ 5% - 7% "Same railroad" carload growth ~ 1% - 2% Fuel price per gallon ~ $1.50 Includes 20¢ - 22¢ of transportation and taxes ~ 30% hedged at $1.45 ~ 30% of carloads benefit from fuel surcharge Union Pacific has joined the two Eastern Class I railroads in entering into a fuel surcharge sharing arrangement with RailAmerica Effective tax rate ~ 17% - 19% Includes ~ $10 million for track maintenance credit 39 million average shares outstanding ~ 35 million average shares outstanding in 2004 ~ 38 million average shares outstanding in Q4 2004 No additional acquisitions or divestitures

Fuel Surcharge Revenue 30% of carloads benefit from fuel surcharge ~ $2.5 million in fuel surcharge revenue in 2004 Project ~ $4 to $6 million in fuel surcharge revenue in 2005 Projected increase from 2004 to 2005 is due to recent fuel surcharge sharing agreement with Union Pacific effective January 1, 2005 and the application of surcharges by all carriers to an expanded base of traffic Revenue derived from fuel surcharges may increase or decrease based on fuel prices

American Jobs Creation Act of 2004 Fuel tax repeal of $0.043 cents per gallon $0.01/gal. from January 1, 2005 to June 30, 2005 $0.02/gal. from July 1, 2005 to December 31, 2006 $0.013/gal. in 2007 (tax reduced to 0) Short line track investment tax credit Tax credit for 50% of track maintenance expenditures not to exceed $3,500/mile Anticipated tax benefit may be in the range of $10 to $15 million annually from 2005 to 2007 The $10 to $15 million annual forecast is subject to change pending publication of IRS regulations and completion of internal analysis The track investment tax credit should provide a benefit to earnings in 2005 to 2007; however, any cash benefit will not be realized until future years

First Quarter 2005 Outlook Revenue ~ $105 - $107 million Operating income ~ $12 - $14 million Consolidated operating ratio of 87% - 88% Depreciation ~ $7 million Average fuel price per gallon ~ $1.55 Interest expense ~ $4- $5 million Income from continuing operations ~ $7 - $8 million 38.5 million average shares outstanding EPS from continuing operations ~ $0.16 - $0.19 Historically the Company has found that Q1 tends to have lower revenue and higher operating costs due to winter weather conditions

Significant Risk Factors Continued Class I congestion and potential labor issues Inclement weather Fuel price volatility Slower than expected results from safety initiatives Weaker economic conditions

Investment Considerations Greater visibility provided through recent divestitures, capital structure improvements and fuel hedges/surcharges Strong revenue growth Strong economy Robust acquisition environment Growth opportunities through investment in commercial projects Strong balance sheet Achieved net debt-to-capital goal of 50% Accommodates future acquisitions Economies of scale Improved operating efficiencies through investments in training and technology Stock trading at discount to closest competitor and rail group

AVONDALE PARTNERS JANUARY 31 - FEBRUARY 1, 2005 RailAmerica, Inc. Cascade & Columbia River Railroad